                                                                    Exhibit 99.3

                                CBS Corporation
                              Segment Information
                          ($ in millions) (unaudited)


                                                             Three Months Ended
                                                                  March 31
                                                       1997         1996        % Change
                                                       ----         ----        --------
  TV
     Sales                                             177           188            -5.9%
     Operating Profit (Loss)                            56            54             3.7%
     Depreciation & Amortization                        11            14           -21.4%
     Capital Expenditures                                2             3           -33.3%
     EBITDA                                             67            67              --

  NETWORK
     Sales                                             804           773             4.0%
     Operating Profit (Loss)                           (64)           (8)         -700.0%
     Depreciation & Amortization                        16            11            45.5%
     Capital Expenditures                                9            14           -35.7%
     EBITDA                                            (46)            3         -1633.3%

  RADIO
     Sales                                             313           121           158.7%
     Operating Profit (Loss)                            47            20           135.0%
     Depreciation & Amortization                        44            10           340.0%
     Capital Expenditures                                3             1           200.0%
     EBITDA                                             91            31           193.5%

  CABLE
     Sales                                              49            42            16.7%
     Operating Profit (Loss)                            --            12          -100.0%
     Depreciation & Amortization                         3             2            50.0%
     Capital Expenditures                                6             1           500.0%
     EBITDA                                             28            15            86.7%

  CORPORATE & OTHER
     Sales                                             (17)           (7)         -142.9%
     Operating Profit (Loss)                           (58)         (126)           54.0%
     OP (Loss) without Special Items                   (58)          (50)          -16.0%
     Depreciation & Amortization                        31            30             3.3%
     Capital Expenditures                                1             2           -50.0%
     EBITDA                                            (13)          (91)           85.7%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                                                           N/A
     Operating Profit (Loss)                           (35)          (24)          -45.8%
     OP (Loss) without Special Items                   (35)          (24)          -45.8%
     Depreciation & Amortization                                                     N/A
     Capital Expenditures                                                            N/A
     EBITDA                                            (35)          (24)          -45.8%

TOTAL CONTINUING OPERATIONS
     Sales                                           1,326         1,117            18.7%
     Operating Profit (Loss)                           (54)          (72)           25.0%
     OP (Loss) without Special Items                   (54)            4         -1450.0%
     Depreciation & Amortization                       105            67            56.7%
     Capital Expenditures                               21            21              --
     EBITDA                                             92             1          9100.0%

                                CBS Corporation
                              Segment Information
                          ($ in millions) (unaudited)


                                                       Three Months Ended                       Six Months Ended
                                                            June 30                                   June 30
                                                  1997       1996     % Change             1997        1996     % Change
                                                  ----       ----     --------             ----        ----     --------
  TV
     Sales                                        213         226         -5.8%              390        414        -5.8%
     Operating Profit (Loss)                       87          90         -3.3%              143        144        -0.7%
     Depreciation & Amortization                   12          11          9.1%               23         25        -8.0%
     Capital Expenditures                           5           3         66.7%                7          6        16.7%
     EBITDA                                        98         102         -3.9%              165        169        -2.4%

  NETWORK
     Sales                                        645         688         -6.3%            1,449      1,461        -0.8%
     Operating Profit (Loss)                      (23)         78       -129.5%              (87)        70      -224.3%
     Depreciation & Amortization                   15          20        -25.0%               31         31          --
     Capital Expenditures                           7           1        600.0%               16         15         6.7%
     EBITDA                                        (6)        100       -106.0%              (52)       103      -150.5%

  RADIO
     Sales                                        378         145        160.7%              691        266       159.8%
     Operating Profit (Loss)                      113          47        140.4%              160         67       138.8%
     Depreciation & Amortization                   44           8        450.0%               88         18       388.9%
     Capital Expenditures                           3           1        200.0%                6          2       200.0%
     EBITDA                                       157          55        185.5%              248         86       188.4%

  CABLE
     Sales                                         63          51         23.5%              112         93        20.4%
     Operating Profit (Loss)                        3          17        -82.4%                3         29       -89.7%
     Depreciation & Amortization                    3           2         50.0%                6          4        50.0%
     Capital Expenditures                           2           1        100.0%                8          2       300.0%
     EBITDA                                         8          20        -60.0%               36         35         2.9%

  CORPORATE & OTHER
     Sales                                        (16)        (10)       -60.0%              (33)       (17)      -94.1%
     Operating Profit (Loss)                      (40)        (65)        38.5%              (98)      (191)       48.7%
     OP (Loss) without Special Items              (40)        (65)        38.5%              (98)      (115)       14.8%
     Depreciation & Amortization                   31          34         -8.8%               62         64        -3.1%
     Capital Expenditures                           1          10        -90.0%                2         12       -83.3%
     EBITDA                                         4         (28)       114.3%               (9)      (119)       92.4%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                                                 N/A                --         --         N/A
     Operating Profit (Loss)                      (36)        (30)       -20.0%              (71)       (54)      -31.5%
     OP (Loss) without Special Items              (36)        (30)       -20.0%              (71)       (54)      -31.5%
     Depreciation & Amortization                                           N/A                --         --         N/A
     Capital Expenditures                                                  N/A                --         --         N/A
     EBITDA                                       (36)        (30)       -20.0%              (71)       (54)      -31.5%

TOTAL CONTINUING OPERATIONS
     Sales                                      1,283       1,100         16.6%            2,609      2,217        17.7%
     Operating Profit (Loss)                      104         137        -24.1%               50         65       -23.1%
     OP (Loss) without Special Items              104         137        -24.1%               50        141       -64.5%
     Depreciation & Amortization                  105          75         40.0%              210        142        47.9%
     Capital Expenditures                          18          16         12.5%               39         37         5.4%
     EBITDA                                       225         219          2.7%              317        220        44.1%

                                CBS Corporation
                              Segment Information
                          ($ in millions) (unaudited)

                                                          Three Months Ended                            Nine Months Ended
                                                              September 30                                 September 30
                                                       1997       1996      % Change               1997        1996     % Change
                                                       ----       ----      --------               ----        ----     --------
  TV
     Sales                                             195        169         15.4%                585         583         0.3%
     Operating Profit (Loss)                            67         47         42.6%                210         191         9.9%
     Depreciation & Amortization                        11         11           --                  34          36        -5.6%
     Capital Expenditures                                7          3        133.3%                 14           9        55.6%
     EBITDA                                             78         70         11.4%                243         239         1.7%

  NETWORK
     Sales                                             672        560         20.0%              2,121       2,021         4.9%
     Operating Profit (Loss)                            30         17         76.5%                (57)         87      -165.5%
     Depreciation & Amortization                        17         16          6.3%                 48          47         2.1%
     Capital Expenditures                               18         10         80.0%                 34          25        36.0%
     EBITDA                                             49         37         32.4%                 (3)        140      -102.1%

  RADIO
     Sales                                             374        136        175.0%              1,065         402       164.9%
     Operating Profit (Loss)                           102         42        142.9%                262         109       140.4%
     Depreciation & Amortization                        45          8        462.5%                133          26       411.5%
     Capital Expenditures                                4          2        100.0%                 10           4       150.0%
     EBITDA                                            150         49        206.1%                398         135       194.8%

  CABLE
     Sales                                              58         50         16.0%                170         143        18.9%
     Operating Profit (Loss)                            (1)        10       -110.0%                  2          39       -94.9%
     Depreciation & Amortization                         3          2         50.0%                  9           6        50.0%
     Capital Expenditures                                2          4        -50.0%                 10           6        66.7%
     EBITDA                                              3         12        -75.0%                 39          47       -17.0%

  CORPORATE & OTHER
     Sales                                             (16)        (5)      -220.0%                (49)        (22)     -122.7%
     Operating Profit (Loss)                           (60)       (46)       -30.4%               (158)       (237)       33.3%
     OP (Loss) without Special Items                   (60)       (46)       -30.4%               (158)       (161)        1.9%
     Depreciation & Amortization                        31         31           --                  93          95        -2.1%
     Capital Expenditures                                2          1        100.0%                  4          13       -69.2%
     EBITDA                                            (31)        (8)      -287.5%                (40)       (127)       68.5%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                                                     N/A                  --          --         N/A
     Operating Profit (Loss)                           (35)       (30)       -16.7%               (106)        (84)      -26.2%
     OP (Loss) without Special Items                   (35)       (30)       -16.7%               (106)        (84)      -26.2%
     Depreciation & Amortization                                               N/A                  --          --         N/A
     Capital Expenditures                                                      N/A                  --          --         N/A
     EBITDA                                            (35)       (30)       -16.7%               (106)        (84)      -26.2%

TOTAL CONTINUING OPERATIONS
     Sales                                           1,283        910         41.0%              3,892       3,127        24.5%
     Operating Profit (Loss)                           103         40        157.5%                153         105        45.7%
     OP (Loss) without Special Items                   103         40        157.5%                153         181       -15.5%
     Depreciation & Amortization                       107         68         57.4%                317         210        51.0%
     Capital Expenditures                               33         20         65.0%                 72          57        26.3%
     EBITDA                                            214        130         64.6%                531         350        51.7%


                                CBS Corporation
                              Segment Information
                          ($ in millions) (unaudited)

                                                           Three Months Ended                                Total Year
                                                               December 31                                   December 31
                                                      1997        1996       % Change               1997        1996       % Change
                                                      ----        ----       --------               ----        ----       --------
  TV
     Sales                                             251         226          11.1%                836         809           3.3%
     Operating Profit (Loss)                           115         104          10.6%                325         295          10.2%
     Depreciation & Amortization                        12           9          33.3%                 46          45           2.2%
     Capital Expenditures                               19          18           5.6%                 33          27          22.2%
     EBITDA                                            127         113          12.4%                370         352           5.1%

  NETWORK
     Sales                                             695         596          16.6%              2,816       2,617           7.6%
     Operating Profit (Loss)                           (50)        (96)         47.9%               (107)         (9)      -1088.9%
     Depreciation & Amortization                        16          16            --                  64          63           1.6%
     Capital Expenditures                               17           9          88.9%                 51          34          50.0%
     EBITDA                                            (28)        (75)         62.7%                (31)         65        -147.7%

  RADIO
     Sales                                             410         152         169.7%              1,475         554         166.2%
     Operating Profit (Loss)                           128          52         146.2%                390         161         142.2%
     Depreciation & Amortization                        43          10         330.0%                176          36         388.9%
     Capital Expenditures                                5           2         150.0%                 15           6         150.0%
     EBITDA                                            177          62         185.5%                575         197         191.9%

  CABLE
     Sales                                             132          48         175.0%                302         191          58.1%
     Operating Profit (Loss)                             8           1         700.0%                 10          40         -75.0%
     Depreciation & Amortization                        26           2        1200.0%                 35           8         337.5%
     Capital Expenditures                                7           3         133.3%                 17           9          88.9%
     EBITDA                                             34           3        1033.3%                 73          50          46.0%

  CORPORATE & OTHER
     Sales                                             (17)         (6)       -183.3%                (66)        (28)       -135.7%
     Operating Profit (Loss)                           (68)        (82)         17.1%               (226)       (319)         29.2%
     OP (Loss) without Special Items                   (53)        (73)         27.4%               (211)       (234)          9.8%
     Depreciation & Amortization                        31          32          -3.1%                124         127          -2.4%
     Capital Expenditures                                1           4         -75.0%                  5          17         -70.6%
     EBITDA                                            (32)        (35)          8.6%                (72)       (162)         55.6%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                                                       N/A                  --          --           N/A
     Operating Profit (Loss)                           (37)        (30)        -23.3%               (143)       (114)        -25.4%
     OP (Loss) without Special Items                   (37)        (30)        -23.3%               (143)       (114)        -25.4%
     Depreciation & Amortization                                                 N/A                  --          --           N/A
     Capital Expenditures                                                        N/A                  --          --           N/A
     EBITDA                                            (37)        (30)        -23.3%               (143)       (114)        -25.4%

TOTAL CONTINUING OPERATIONS
     Sales                                           1,471       1,016          44.8%              5,363       4,143          29.4%
     Operating Profit (Loss)                            96         (51)        288.2%                249          54         361.1%
     OP (Loss) without Special Items                   111         (42)        364.3%                264         139          89.9%
     Depreciation & Amortization                       128          69          85.5%                445         279          59.5%
     Capital Expenditures                               49          36          36.1%                121          93          30.1%
     EBITDA                                            241          38         534.2%                772         388          99.0%

                                CBS Corporation
                              Segment Information
                          ($ in millions) (unaudited)

                                                                 Total Year
                                                                 December 31
                                                       1995         1994          1993
                                                       ----         ----          ----
  TV
     Sales                                             405           325           287
     Operating Profit (Loss)                           149           130            92
     Depreciation & Amortization                        18             9             9
     Capital Expenditures                               11            12            12
     EBITDA                                            168           138           102

  NETWORK
     Sales                                             252            26            31
     Operating Profit (Loss)                           (18)          (13)          (13)
     Depreciation & Amortization                         5             1             2
     Capital Expenditures                                1             1            --
     EBITDA                                              6           (13)           10

  RADIO
     Sales                                             216           175           181
     Operating Profit (Loss)                            55            47            44
     Depreciation & Amortization                        16            16            15
     Capital Expenditures                                9             8             3
     EBITDA                                             70            93            62

  CABLE
     Sales                                             143           125           119
     Operating Profit (Loss)                            40            35            29
     Depreciation & Amortization                         6             5             5
     Capital Expenditures                                9            11             5
     EBITDA                                             48            42            34

  CORPORATE & OTHER
     Sales                                              58            93            66
     Operating Profit (Loss)                           (29)           27          (105)
     OP (Loss) without Special Items                    (4)           25           (65)
     Depreciation & Amortization                        12            10             3
     Capital Expenditures                                2             5             3
     EBITDA                                            114          (124)          (92)

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales
     Operating Profit (Loss)                           (37)          (75)           (1)
     OP (Loss) without Special Items                   (37)          (75)           (1)
     Depreciation & Amortization
     Capital Expenditures
     EBITDA                                            (37)          (75)           (1)

TOTAL CONTINUING OPERATIONS
     Sales                                           1,074           744           684
     Operating Profit (Loss)                           160           151            46
     OP (Loss) without Special Items                   185           149            86
     Depreciation & Amortization                        57            41            34
     Capital Expenditures                               32            37            23
     EBITDA                                            369            61           115